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                                                                    EX-99.g.1.c

                                  SCHEDULE B3

                           LIST OF AUTHORIZED PERSONS
                                THE UBS FUNDS AND

The following is a list of individuals of The UBS Funds and UBS Relationship Funds who are authorized TO ORIGINATE TRADES on behalf of The UBS Funds. All prior authorizations are superseded by this list.

UBS Global Asset Management (Americas) Inc.- Fixed Income Department

PRINTED NAME                                                  SIGNATURE

Shelley Aron                                         /s/ Shelley Aron
                                                     ------------------------
Christopher Baker                                    /s/ Christopher Baker
                                                     ------------------------
Thomas Clarkson                                      /s/ Thomas Clarkson
                                                     ------------------------
Craig Ellinger                                       /s/ Craig Ellinger
                                                     ------------------------
James Jackson                                        /s/ James Jackson
                                                     ------------------------
Roawanda Jackson                                     /s/ Roawanda Jackson
                                                     ------------------------
Debbie Johnson                                       /s/ Debbie Johnson
                                                     ------------------------
Kiki Katsikas                                        /s/ Kiki Katsikas
                                                     ------------------------
Linda Kent                                           /s/ Linda Kent
                                                     ------------------------
Megan Lamb                                           /s/ Megan Lamb
                                                     ------------------------
Jim Law                                              /s/ Jim Law
                                                     ------------------------
Patrick Massiah                                      /s/ Patrick Massiah
                                                     ------------------------

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Michael Markowitz                                    /s/ Michael Markowitz
                                                     ------------------------
John Penicook                                        /s/ John Penicook
                                                     ------------------------
Richard Sabatino                                     /s/ Richard Sabitino
                                                     ------------------------
Eric Staudt                                          /s/ Eric Staudt
                                                     ------------------------
Justin Tabellione                                    /s/ Justin Tabellione
                                                     ------------------------
Chester Wierciak                                     /s/ Chester Wierciak
                                                     ------------------------
Mary Wilson                                          /s/ Mary Wilson
                                                     ------------------------

UBS Global Asset Management (Americas) Inc.- Equity Department

PRINTED NAME                                                  SIGNATURE

Micheal Abellera                                     /s/ Micheal Abellera
                                                     ------------------------
Jeffrey Diermeier                                    /s/ Jeffrey Diermeier
                                                     ------------------------
Denise Groeger                                       /s/ Denise Groger
                                                     ------------------------
Paul Harvey                                          /s/ Paul Harvey
                                                     ------------------------
Phillip Krauss                                                /s/ Phillip Krauss
                                                              ------------------
John Leonard                                                  /s/ John Leonard
                                                              ------------------
Tom Madsen                                           /s/ Tom Madsen
                                                     ------------------------
James Malles                                                  /s/ James Malles
                                                              -----------------
Alvin Marley                                         /s/ Alvin Marley
                                                     ------------------------
Lydia Miller                                         /s/ Lydia Miller
                                                     ------------------------
John Nena                                            /s/ John Nena
                                                     ------------------------
Gilberto Ruiz                                        /s/ Gilberto Ruiz
                                                     ------------------------
Pamela Siple                                         /s/ Pamela Siple
                                                     ------------------------
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Barbara Weston                                       /s/ Barbara Weston
                                                     ------------------------



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                           LIST OF AUTHORIZED PERSONS
                                THE UBS FUNDS AND

The following is a list of individuals of The UBS Funds who are authorized to originate memos and other instructions, EXCLUDING CASH MOVEMENTS. All prior authorizations are superseded by this list.

                                                                 INITIALS

/s/ Joseph A. Anderson                                               J.A.A.
-----------------------                                            ------------
Joseph A. Anderson

/s/ Erik D. Boyme                                                    E.D.B.
-----------------------                                            ------------
Erik D. Boyme

/s/ Jennifer J. Drum                                                 J.J.D.
-----------------------                                            ------------
Jennifer J. Drum

/s/ Catherine E. Macrae                                              C.E.M.
-----------------------                                            ------------
Catherine E. Macrae

/s/ Robert J. Oliver                                                 R.J.O.
-----------------------                                            ------------
Robert J. Oliver

The following is a list of individuals of The UBS Funds who are authorized to originate memos and other instructions, AS WELL AS INITIATE CASH MOVEMENTS.

/s/ Jeffrey J. Diermeier                                             J.J.D.
-----------------------                                            ------------
Jeffrey J. Diermeier

/s/ David M. Goldenberg                                              D.M.G.
-----------------------                                            ------------
David M. Goldenberg

/s/ David E. Floyd                                                   D.E.F.
-----------------------                                            ------------
David E. Floyd

/s/ Mark F. Kemper                                                   M.F.K.
-----------------------                                            ------------
Mark F. Kemper

/s/ Nicholas C. Rassas                                               N.C.R.
-----------------------                                            ------------
Nicholas C. Rassas

/s/ Paul H. Schubert                                                 P.H.S.
-----------------------                                            ------------
Paul H. Schubert



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UBS Asset Management - London

PRINTED NAME                                          SIGNATURE

Lesley Ann Ambrose                           /s/ Lesley Ann Ambrose
                                             ---------------------------
David Thomas Beare                           /s/ David Thomas Beare
                                             ---------------------------
Graham Steven Clark                          /s/ Graham Steven Clark
                                             ---------------------------
Paul Leslie Clark                            /s/ Paul Leslie Clark
                                             ---------------------------
John Fraser Cooke                            /s/ John Fraser Cooke
                                             ---------------------------
Wendy Cooper-Keeble                          /s/ Wendy Cooper-Keeble
                                             ---------------------------
Leslie Graham Dennis                         /s/ Leslie Graham Dennis
                                             ---------------------------
Clifford Brian Fisher                        /s/ Clifford Brian Fisher
                                             ---------------------------
Lesley Maureen Gill                          /s/ Lesley Maureen Gill
                                             ---------------------------
Gordon Trevor Gray                           /s/ Gordon Trevor Gray
                                             ---------------------------
Alex James Greenhill                         /s/ Alex James Greenhill
                                             ---------------------------
Trevor William Halls                         /s/ Trevor William Halls
                                             ---------------------------
Rachel Catherine Hawney                      /s/ Rachel Catherine Hawney
                                             ---------------------------
Kevin Ian Hazelden                           /s/ Kevin Ian Hazelden
                                             ---------------------------
Nigel Head                                   /s/ Nigel Head
                                             ---------------------------
Bert William Hoskins                         /s/ Bert William Hoskins
                                             ---------------------------
Kathryn Rachel Jackson                       /s/ Kathryn Rachel Jackson
                                             ---------------------------
Michael David Marsh                          /s/ Michael David Marsh
                                             ---------------------------
Caroline Amanda Martin                       /s/ Caroline Amanda Martin
                                             ---------------------------
Susan Elizabeth O'Shea                       /s/ Susan Elizabeth O'Shea
                                             ---------------------------

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Jemma Payne                                  /s/ Jemma Payne
                                             ---------------------------

PRINTED NAME                                          SIGNATURE

Richard Pollack                              /s/ Richard Pollack
                                             ---------------------------
David Frank Rayner                           /s/ David Frank Rayner
                                             ---------------------------
Victor Reginald Robinson                     /s/ Victor Reginald Robinson
                                             ---------------------------
Jillian Denise Ruck                          /s/ Jillian Denise Ruck
                                             ---------------------------
Mark David Skeggs                            /s/ Mark David Skeggs
                                             ---------------------------
Alan Kevin Smith                             /s/ Alan Kevin Smith
                                             ---------------------------
John Henry Spinks                            /s/ John Henry Spinks
                                             ---------------------------
Kimberley Jane Wade                          /s/ Kimberley Jane Wade
                                             ---------------------------
Paul Ernest Whittern                         /s/ Paul Ernest Whittern
                                             ---------------------------
Karen Witham                                 /s/ Karen Witham
                                             ---------------------------
Andrew Witten                                /s/ Andrew Witten
                                             ---------------------------

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                               PFPC TRANSFER AGENT

DATE:             August 9, 2002

RE:               FUNDS TRANSFER AUTHORIZATION

The following is a list of PFPC, Inc. personnel authorized to instruct Chase to transfer funds on behalf of The UBS Funds between the transfer agent operating accounts and the UBS custody accounts.

NAME                                   TITLE                         SIGNATURE

Kathy Debose      Control Accounting Specialist                    /s/ Kathy Debose
                                                                   ----------------------
Jeannie Null      Control Accounting Specialist Senior             /s/ Jeannie Null
                                                                   ----------------------
Mildred Kennedy   Control Accounting Specialist Senior             /s/ Mildred Kennedy
                                                                   ----------------------
Mariam Saleh      Control Accounting Specialist                    /s/ Mariam Saleh
                                                                   ----------------------
LaToya Scott      Control Accounting Specialist                    /s/ LaToya Scott
                                                                   ----------------------
Edith Stanley     Control Accounting Specialist Senior             /s/ Edith Stanley
                                                                   ----------------------
Rasheeda Swiggett Control Accounting Specialist                    /s/ Rasheeda Swiggett
                                                                   ----------------------
Stephanie Thomas  Control Accounting Specialist Senior             /s/ Stephanie Thomas
                                                                   ----------------------
Sharon McGonigle  Control Accounting Unit Supervisor               /s/ Sharon McGonigle
                                                                   ----------------------
David Watlington  Control Accounting Unit Manager                  /s/ David Watlington
                                                                   ----------------------
Robin Wriston     Control Accounting Specialist Senior             /s/ Robin Wriston
                                                                   ----------------------
Joseph Cortese    Control Accounting Specialist                    /s/ Joseph Cortese
                                                                   ----------------------
Marilyn Simpson   Account Officer                                  /s/ Marilyn Simpson
                                                                   ----------------------
Kelly Knight      Senior Account Officer                           /s/ Kelly Knight
                                                                   ----------------------

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
Colleen Smedley   Vice President                                   /s/ Colleen Smedley
                                                                   ----------------------
Julie Westrich    Assistant Vice President                         /s/ Julie Westrich
                                                                   ----------------------

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